PROSPECTUS May 1, 2009

AXA PREMIER VIP TRUST

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

(formerly, the “Multimanager High Yield Portfolio”)

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Version 1, 2

(67202)

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty-two (22) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class B shares of thirteen (13) of the Trust’s portfolios. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class B shares. Each portfolio is a diversified portfolio. Information on each portfolio, including its investment objective, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective and policies of a portfolio are not fundamental and may be changed without a shareholder vote, except where otherwise noted. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by three or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

AXA Equitable will generally allocate a portfolio’s assets among three or more investment sub-advisers, each of which will manage its portion of a portfolio using different yet complimentary investment strategies. Under normal circumstances, one portion of a portfolio will track the performance of a particular Index (or two portions of the portfolio will track the performance of two indexes in the case of the Multimanager Multi-Sector Bond Portfolio*) (“Index Allocated Portion(s)”) and the other portions of the portfolio will be actively managed by two or more sub-advisers (“Active Allocated Portions”). Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of each portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. With respect to the Index Allocated Portions of the Multimanager Multi-Sector Bond Portfolio, AXA Equitable will determine the sub-allocation to the two indexes as it deems appropriate, based on its view of market conditions and its investment outlook. As a result, there may be periods in which one of the two indexes may not receive an equal, or any sub-allocation. Each of the above percentages is a target established by AXA Equitable and actual allocations between the Index Allocated Portion and Active Allocated Portions may deviate from the amounts shown by up to 20% (30% in the case of the Multimanager Multi-Sector Bond Portfolio) of each portfolio’s net assets.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

*	Formerly the “Multimanager High Yield Portfolio.”

Table of

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. ClearBridge Advisors, LLC Legg Mason Capital Management, Inc. Marsico Capital Management, LLC SSgA Funds Management, Inc.

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although it may invest, to a lesser extent, in equity securities of small- and mid-capitalization growth companies as well. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000 Index at the time of investment (market capitalization range of approximately $7.8 million to $406.1 billion as of December 31, 2008) and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the Russell 3000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The Portfolio intends to invest primarily in common stocks, but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

In selecting investments for the Active Allocated Portions, each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of the Active Allocated Portions of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but which have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries, and may also make use of various other investment strategies (e.g., investments in debt securities and making secured loans of its portfolio securities). The portfolio may also invest, to a limited extent, in derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio). The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets.

These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods between October 19, 1999 and August 15, 2003 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to October 19, 1999 is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009 the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
22.69% (1999 4th Quarter)	–25.44% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Aggressive Equity Portfolio — Class B	–46.68%	–5.41%	–5.48%
Russell 3000 Growth Index*	–38.44%	–3.33%	–4.01%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Financial Management, Inc. Pacific Investment Management Company LLC SSgA Funds Management, Inc.

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”).

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the portfolio seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index. Under this passive investment style, the sub-adviser to the Index Allocated Portion of the portfolio will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion of the Portfolio total return (before expenses) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. Generally, the Index Allocated Portion invests in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities and asset-backed securities. Further, the Index Allocated Portion is managed at all times so that its duration is neutral to the Index and overall sector and quality weightings are closely replicated to the Barclays Capital U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

In addition to investing in investment grade bonds, the Active Allocated Portions may invest up to 5% of the portfolio’s total assets in securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P or Fitch) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The Active Allocated Portions may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the portfolio’s investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the Active Allocated Portions when the sub-advisers determine that they have the potential for above-average total return. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Barclays Capital U.S.

Aggregate Bond Index (currently approximately 4.45 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, invest, to a limited extent, in derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio).

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. For more information, see “Mortgage Backed and Asset-Backed Securities Risk” in “More About Investment Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
3.56% (2008 4th Quarter)	–2.37% (2008 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Core Bond Portfolio — Class B	2.50%	3.62%	4.28%
Barclays Capital U.S. Aggregate Bond Index*	5.24%	4.65%	5.36%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Invesco Aim Capital Management, Inc. RCM Capital Management LLC SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area, the outlook for the overall health sciences sector and the composition of the benchmark for the Index Allocated Portion.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the S&P North American Health Care Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub- advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers for the Active Allocated Portions select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets.

•

Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for the portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
18.42% (2003 2nd Quarter)	–17.35% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index and an index that the manager believes more closely reflects the market sector in which the portfolio invests.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Health Care Portfolio — Class B	–26.97%	0.09%	0.44%
Russell 1000 Index*	–37.60%	–2.04%	–1.21%
Russell 1000 Healthcare Index*	–22.40%	–0.18%	–0.97%
S&P North American Health Care Sector Index#,*,**	–23.59%	0.77%	0.15%
#	The Manager believes that this index more closely reflects the market sector in which the portfolio invests.
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark to S&P North American Health Care Sector Index. The portfolio changed its benchmark because the Manager believes that the S&P North American Health Care Sector Index represents a better comparison against which to measure the portfolio’s performance.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. JPMorgan Investment Management Inc. Marsico Capital Management, LLC SSgA Funds Management, Inc.

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Morgan Stanley Capital International EAFE Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the Active Allocated Portions’ sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
23.09% (2003 2nd Quarter)	–24.34% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager International Equity Portfolio — Class B	–47.23%	0.23%	1.05%
Morgan Stanley Capital International EAFE Index*	–43.38%	1.66%	3.41%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Janus Capital Management LLC SSgA Funds Management, Inc. Thornburg Investment Management, Inc.

Key Terms

•

Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•

Large Cap Companies — Companies with market capitalization within the range of the S&P 500 Index at the time of investment (market capitalization range of approximately $488.9 million to $406.1 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the S&P 500 Index at the time of investment (market capitalization range of approximately $488.9 million to $406.1 billion as of December 31, 2008).

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Standard & Poor’s 500 Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities and depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the Active Allocated Portions’ sub-advisers generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S.

markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
16.01% (2003 2nd Quarter)	–21.26% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Core Equity Portfolio — Class B	–39.61%	–3.32%	–2.49%
Standard & Poor’s 500 Index*	–37.00%	–2.19%	–1.53%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Goodman & Co. NY Ltd. SSgA Funds Management, Inc. T. Rowe Price Associates, Inc. Westfield Capital Management Company LP

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•

Large Cap Companies — Companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $24.4 million to $406.1 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $24.4 million to $406.1 billion as of December 31, 2008).

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 1000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in derivatives, including futures and options. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio). The Active Allocated Portions may invest, to a limited extent, in foreign securities and depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
13.40% (2003 2nd Quarter)	–25.63% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broadbased index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Growth Portfolio — Class B	–45.39%	–6.96%	–6.46%
Russell 1000 Growth Index*	–38.44%	–3.42%	–3.38%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Institutional Capital LLC MFS Investment Management SSgA Funds Management, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•

Large Cap Companies — Companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $24.4 million to $406.1 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $24.4 million to $406.1 billion as of December 31, 2008).

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 1000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities and depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub- advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub- advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
15.27% (2003 2nd Quarter)	–21.20% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Value Portfolio — Class B	–37.49%	–1.06%	–0.05%
Russell 1000 Value Index*	–36.85%	–0.79%	0.78%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Franklin Advisers, Inc. SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•

Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment (market capitalization range of approximately $7.8 million to $7.8 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this portfolio, mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $7.8 million to $7.8 billion.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2500 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities and depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Mid-Capitalization Risk — The portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
20.36% (2003 2nd Quarter)	–27.15% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Mid Cap Growth Portfolio — Class B	–43.68%	–3.45%	–4.23%
Russell 2500 Growth Index*	–41.50%	–2.24%	–1.09%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC SSgA Funds Management, Inc. Tradewinds Global Investors, LLC Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•

Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment (market capitalization range of approximately $7.8 million to $7.8 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this portfolio, mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index at the time of investment. As of December 31, 2008, the market capitalization of such companies within this index ranged from approximately $7.8 million to $7.8 billion.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2500 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities and depositary receipts of foreign based companies, and companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities and derivatives. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio).

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Mid-Capitalization Risk — The portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•	More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
19.67% (2003 2nd Quarter)	–22.50% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Mid Cap Value Portfolio — Class B	–35.99%	–1.90%	–0.66%
Russell 2500 Value Index*	–31.99%	–0.15%	3.78%
*	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

(formerly, the “Multimanager High Yield Portfolio”)

Manager:	AXA Equitable

Sub-adviser:	Pacific Investment Management Company LLC Post Advisory Group, LLC SSgA Funds Management, Inc.

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody’s and pay a higher yield to compensate for their greater risk.

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). Junk bonds generally involve greater volatility of price and risk to principal and income than higher quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities.

Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, are determined to be of comparable quality by a sub-adviser. In the event that any securities held by the portfolio fall below these ratings after the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets among the Index Allocated Portions and the remaining 50% of net assets among the Active Allocated Portions. Further, the Index Allocated Portions of the Portfolio will seek to track the performance of two separate reference indexes.

With respect to one of the Index Allocated Portions of the portfolio, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion the total return (before taxes) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal tracking error as possible. In this connection, the sub-adviser generally will invest in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities and asset-backed securities. Further, this Index Allocated Portion will be managed at all times duration neutral to the index, and overall sector and quality weightings are closely replicated to the Barclays Capital U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

The second Index Allocated Portion of the portfolio seeks to track the performance of the Barclays Capital U.S. Corporate High Yield Index. Under this passive investment style, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion total return (before taxes) that approximates the total return of the Barclays Capital U.S. Corporate High Yield Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. Generally, the sub-adviser to the Index Allocated Portion invests in a well-diversified portfolio of issuers that attempts to replicate the characteristics of the Barclays Capital U.S. Corporate High Yield Index, including with respect to duration, issuer market weight, credit quality and industry. In seeking to replicate the broad high yield fixed income market, the sub-adviser also will attempt to control portfolio risk at both the index level and at the portfolio construction level by limiting exposure to any one particular issuer as well as limiting exposure to the lower ranges of the high yield sector.

With respect to the Index Allocated Portions of the portfolio, AXA Equitable will determine the sub-allocation to the two indexes as it deems appropriate, based on its view of market conditions and its investment outlook. As a result, there may be periods in which one of the two indexes may not receive an equal, or any, sub-allocation.

The Active Allocated Portions, may invest, to a limited extent, in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

In selecting investments, the Active Allocated Portions’ sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets. The portfolio attempts to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, invest, to a limited extent, in derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio). The Active Allocated Portions may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The Active Allocated Portions’ sub-advisers may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of portfolio securities in order to enhance current return and to reduce fluctuations in net asset value.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers, subject to the approval of the Trusts’ board of trustees.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•

Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•

Loan Participation and Assignment Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. For more information, see “Mortgage Backed and Asset-Backed Securities Risk” in “More About Investment Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods between October 19, 1999 and August 15, 2003 is that of EQ/High Yield Portfolio and the performance shown for periods prior to October 19, 1999 is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to the date of this prospectus, the portfolio had a different investment strategy, did not have any Index Allocated Portions and consisted entirely of an actively managed portfolio.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
7.69% (2003 2nd Quarter)	–15.87% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Multi-Sector Bond Portfolio — Class B	–23.55%	–0.56%	0.22%
Merrill Lynch High Yield Master Cash Pay Only Index*	–26.21%	–0.84%	2.27%
Barclays Capital U.S. Universal Index*,**	2.38%	4.30%	5.58%
Barclays Capital U.S. Aggregate Bond Index*,**	5.24%	4.65%	5.63%
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark from the Merrill Lynch High Yield Master Cash Pay Only Index to Barclays Capital U.S. Universal Index and Barclays Capital U.S. Aggregate Bond Index. The portfolio changed its benchmark in connection with its investment strategy change.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Eagle Asset Management, Inc. SSgA Funds Management, Inc. Wells Capital Management Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•

Small Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment (market capitalization range of approximately $7.8 million to $3.3 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. For purposes of this portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $7.8 million to $3.3 billion.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities companies based in developing countries and depositary receipts of foreign based companies. The portfolio also may invest, to a limited extent, in illiquid securities and derivatives. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio).

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities. The sub- advisers may engage in active and frequent trading of portfolio securities in seeking to achieve the portfolio’s objective.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•

Small-Capitalization Risk — The portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On May 25, 2007 and July 6, 2007, the portfolio merged with EQ/Small Company

Growth Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio respectively, each of which was a series of EQ Advisors Trust, a separate trust managed by AXA Equitable. In connection with the merger, the portfolio assumed the operating history and performance record of the EQ/Small Company Growth Portfolio, which, in turn, assumed the operating history and performance record of its predecessor, Enterprise Small Company Growth Portfolio, which transferred its assets to the EQ/Small Company Growth Portfolio on July 9, 2004. The performance included in the bar chart and table below for the periods between July 9, 2004 and May 25, 2007 is that of EQ/Small Company Growth Portfolio and the performance shown for periods prior to July 9, 2004 is that of Enterprise Small Company Growth Portfolio, whose inception date is December 1, 1998. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until December 11, 2006. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
33.23% (1999 4th Quarter)	–27.13% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Small Cap Growth Portfolio — Class B	–42.21%	–4.36%	1.34%
Russell 2000 Growth Index†	–38.54%	–2.35%	–0.76%
†	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Franklin Advisory Services, LLC Pacific Global Investment Management Company SSgA Funds Management, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•

Small Cap Companies — Companies with market capitalizations within the range of the Russell 2000 Index at the time of investment (market capitalization range of approximately $7.8 million to $3.3 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. For purposes of this portfolio, small-capitalization companies are companies with market capitalizations within the range of the Russell 2000 Index at the time of investment (market capitalization range of approximately $7.8 million to $3.3 billion as of December 31, 2008).

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may invest, to a limited extent, in larger capitalization equity securities or investment grade debt securities. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign based companies. The portfolio also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the portfolio’s investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•

Small-Capitalization Risk — The portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On May 25, 2007, the portfolio merged with EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record. The performance included in the bar chart and table below for the periods prior to May 25, 2007 is that of EQ/Small Cap Value Portfolio, whose inception date is January 1, 1998. The performance results of the portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until September 1, 2006. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
19.39% (1999 2nd Quarter)	–28.00% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Small Cap Value Portfolio — Class B	–37.87%	–4.43%	2.96%
Russell 2000 Value Index†	–28.92%	0.27%	6.11%
†	For more information on this index, see “Description of Benchmarks.”

MULTIMANAGER TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers within a specific market capitalization range. The portfolio can invest in securities of both U.S. and foreign companies.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the S&P North American Technology Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•

Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index and an index that the manager believes more closely reflects the market sector in which the portfolio invests.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Technology Portfolio — Class B	–47.15%	–4.74%	–4.78%
Russell 1000 Index*	–37.60%	–2.04%	–1.21%
Russell 1000 Technology Index*	–42.21%	–4.96%	–4.78%
S&P North American Technology Sector Index#,*,**	–43.33%	–5.38%	–5.00%
#	The Manager believes that this index more closely reflects the market sector in which the portfolio invests.
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark to S&P North American Technology Sector Index. The portfolio changed its benchmark because the Manager believes the S&P North American Technology Sector Index represents a better comparison against which to measure the portfolio’s performance.

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a portfolio. There are no fees or charges to buy or sell shares of a portfolio, reinvest dividends or other distributions or exchange into other portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	Multimanager Aggressive Equity Portfolio	Multimanager Multi-Sector Bond Portfolio
	CLASS B	CLASS B
Management fee†	0.59%	0.53%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.16%	0.18%
Total annual operating expenses	1.00%***	0.96%
	Multimanager Core Bond Portfolio	Multimanager Health Care Portfolio
	CLASS B	CLASS B
Management fee†	0.53%	0.95%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.18%	0.22%
Total annual operating expenses	0.96%**	1.42%***
	Multimanager International Equity Portfolio	Multimanager Large Cap Core Equity Portfolio
	CLASS B	CLASS B
Management fee†	0.82%	0.69%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.21%	0.21%
Total annual operating expenses	1.28%	1.15%***
	Multimanager Large Cap Growth Portfolio	Multimanager Large Cap Value Portfolio
	CLASS B	CLASS B
Management fee†	0.75%	0.72%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.24%	0.20%
Total annual operating expenses	1.24%***	1.17%***
	Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Value Portfolio
	CLASS B	CLASS B
Management fee†	0.80%	0.80%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.20%	0.19%
Total annual operating expenses	1.25%***	1.24%
	Multimanager Small Cap Growth Portfolio	Multimanager Small Cap Value Portfolio
	CLASS B	CLASS B
Management fee†	0.85%	0.85%
Distribution and/or service (12b-1) fees*	0.25%	0.25%
Other expenses†	0.24%	0.19%
Total annual operating expenses	1.34%***	1.29%***
	Multimanager Technology Portfolio
	CLASS B
Management fee†	0.95%
Distribution and/or service (12b-1) fees*	0.25%
Acquired Fund Fees and Expenses+	0.01%
Other expenses†	0.22%
Total annual operating expenses (including Acquired Fund Fees and Expenses)	1.43%***

PORTFOLIO FEES & EXPENSES (cont’d)

†	“Management Fee” and “Other Expenses” have been restated to reflect current fees.
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2010.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administration or other fees to limit the expenses of the Core Bond Portfolio through April 30, 2010 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Net Annual Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies is which a portfolio invests and extraordinary expenses) do not exceed 1.00% for Class B shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years (as of January 1, 2009) of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
***	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Annual Operating Expenses for each of the portfolio’s Class B shares (other than Core Bond Portfolio and Multi-Sector Bond Portfolio) for the fiscal year ended December 31, 2008 was 0.98% for Aggressive Equity Portfolio, 1.40% for Health Care Portfolio, 1.14% for Large Cap Core Equity Portfolio, 1.15% for Large Cap Growth Portfolio, 1.15% for Large Cap Value Portfolio, 1.15% for Mid Cap Growth Portfolio, 1.29% for Small Cap Growth Portfolio, 1.23% for Small Cap Value Portfolio and 1.42% for Technology Portfolio, respectively.
+	The portfolio invests in shares of unaffiliated investment companies. Therefore, the portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the unaffiliated investment companies and the unaffiliated investment companies’ expenses will reduce the investment return of the portfolio.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Multimanager Aggressive Equity Portfolio	Multimanager Core Bond Portfolio
	CLASS B	CLASS B
1 year	$ 102	$ 98
3 years	$ 318	$ 306
5 years	$ 552	$ 531
10 years	$1,225	$1,178

	Multimanager Health Care Portfolio	Multimanager Multi-Sector Bond Portfolio
	CLASS B	CLASS B
1 year	$ 145	$ 98
3 years	$ 449	$ 300
5 years	$ 776	$ 516
10 years	$1,702	$1,138

	Multimanager International Equity Portfolio	Multimanager Large Cap Core Equity Portfolio
	CLASS B	CLASS B
1 year	$ 130	$ 117
3 years	$ 406	$ 365
5 years	$ 702	$ 633
10 years	$1,545	$1,398

	Multimanager Large Cap Growth Portfolio	Multimanager Large Cap Value Portfolio
	CLASS B	CLASS B
1 year	$ 126	$ 119
3 years	$ 393	$ 372
5 years	$ 681	$ 644
10 years	$1,500	$1,420

PORTFOLIO FEES & EXPENSES (cont’d)

	Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Value Portfolio
	CLASS B	CLASS B
1 year	$ 127	$ 126
3 years	$ 397	$ 393
5 years	$ 686	$ 681
10 years	$1,511	$1,500

	Multimanager Small Cap Growth Portfolio	Multimanager Small Cap Value Portfolio
	CLASS B	CLASS B
1 year	$ 136	$ 131
3 years	$ 425	$ 409
5 years	$ 734	$ 708
10 years	$1,613	$1,556

CLASS B
1 year	$ 146
3 years	$ 452
5 years	$ 782
10 years	$1,713

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Each risk may apply to all the portfolios.

Convertible Securities Risk.  Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities may not subject to any ratings restrictions, although the adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Depositary Receipts Risk.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An portfolio may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

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Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a portfolio cannot sell on an open market. This means that a portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Lending Risk.  Each portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If a portfolio lends securities, there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a portfolio.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

Loan Participation and Assignment Risk.  A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit/default risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a lower rated security’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its lower-rated securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return. The Core Bond Portfolio and Multi-Sector Bond Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce their yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-

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related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If a portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, a portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Small-cap and/or Mid-cap Company Risk.  To the extent a portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. A portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid- capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are far greater for small-capitalization companies than mid-capitalization companies.

Special Situations Risk.  The portfolios may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The portfolios can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Each investment strategy may apply to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies and including securities of companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolios may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also may allocate a portfolio’s assets among additional sub-advisers subject to the approval of the Trust’s board of trustees and has discretion to allocate each portfolio’s assets among the portfolio’s current sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by three or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager Mid Cap Growth Portfolio. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to Multimanager Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2008, AXA Rosenberg Group had approximately $70.6 billion in assets under management.

BlackRock Financial Management, Inc. (“BFM”) serves as a subadviser to Multimanager Core Bond Portfolio. BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock is a publicly-traded corporation (NYSE:BLK) operating as an independent firm, with no majority shareholder and an independent-majority Board of

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Directors. Following its acquisition of Merrill Lynch on January 1, 2009, Bank of America Corporation indirectly holds approximately a 49% interest in BlackRock and The PNC Financial Services Group, Inc. (PNC) owns approximately a 33% stake. The remaining approximately 18% is held by employees and the public. PNC and Bank of America are both publicly traded financial services companies.

In connection with the completion of the merger, BlackRock entered into exchange agreements with each of Merrill Lynch and PNC under which each will exchange a portion of the common stock that they hold for non-voting preferred stock. These exchange transactions are expected to close upon receipt of necessary non-US regulatory approvals. Following the completion of the exchange transactions, it is expected that Bank of America and PNC will own approximately 4.9% and 47% of BlackRock’s voting stock, respectively. After the exchanges, the two firms’ total economic ownership will remain at approximately 49% and 33%, respectively.

As of December 31, 2008, BFM had approximately $1.31 trillion in assets under management.

ClearBridge Advisors, LLC (“ClearBridge”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 2008, ClearBridge had approximately $49.9 billion in assets under management.

Eagle Asset Management, Inc. (“Eagle”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. Eagle has been providing investment counseling services since 1976 and is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly-traded financial services company. As of December 31, 2008, Eagle had approximately $17.7 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to Multimanager Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2008, Firsthand had approximately $310 million in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”) serves as a sub-adviser to Multimanager Mid Cap Growth Portfolio. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2008, Franklin Advisers, together with its affiliates, had approximately $416.2 billion in assets under management.

Franklin Advisory Services, LLC (“Franklin”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2008, Franklin, together with its affiliates, had approximately $416.2 billion in assets under management.

Goodman &. Co. NY Ltd. (“Goodman”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. Goodman is a wholly owned subsidiary of Dundee Wealth Management, Ltd., a Toronto Stock Exchange listed company. As of December 31, 2008, Goodman had approximately $19.6 billion in assets under management.

Institutional Capital LLC (“ICAP”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. ICAP is a wholly owned subsidiary of New York Life Investment Management Holdings, LLC, which in turn is a wholly owned subsidiary of New York Life Insurance Company. As of December 31, 2008, ICAP had approximately $12.2 billion in assets under management.

Invesco Aim Capital Management, Inc. (“Invesco Aim Capital Management”) serves as a sub-adviser to Multimanager Health Care Portfolio. Invesco Aim Capital Management is an indirect wholly owned subsidiary of Invesco Aim Management Group, Inc. (“Invesco Aim Management”). Invesco Aim Management is a wholly owned subsidiary of Invesco Ltd., a publicly held company and one of the world’s largest investment services companies. As of December 31, 2008, Invesco Aim Management had approximately $134 billion in assets under management. As of December 31, 2008, Invesco Ltd. had approximately $357 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap accounts. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $123.5 billion in assets under management.

JPMorgan Investment Management Inc. (“JPMorgan”) serves as a sub-adviser to Multimanager International Equity Portfolio. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank. As of December 31, 2008, JPMorgan had approximately $1.13 trillion in assets under management.

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2008, Legg Mason had approximately $14.9 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of Marsico. Marsico provides

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

investment services to mutual funds and private accounts. As of December 31, 2008, Marsico had approximately $55.6 billion in assets under management.

MFS Investment Management (“MFS”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services organization. As of December 31, 2008, the MFS organization had approximately $128 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to Multimanager Core Bond Portfolio and Multimanager Multi-Sector Bond Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, publicly-traded, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747 billion in assets under management.

Pacific Global Investment Management Company (“PGIMC”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Pacific Global is a privately held corporation. As of December 31, 2008, PGIMC had approximately $363 million in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to Multimanager Multi-Sector Bond Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal is the 100% owner of Post and eight senior management professionals at Post own 28%. As of December 31, 2008, Post had approximately $10.8 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to Multimanager Health Care Portfolio and Multimanager Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2008, RCM had approximately $11.4 billion in assets under management.

SSgA Funds Management, Inc. (“SSgA FM”) serves as a sub-adviser to the Index Allocated Portion of each portfolio. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation. As of December 31, 2008, SSgA FM had over $118 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

Tradewinds Global Investors, LLC (“Tradewinds”) serves as a sub-advisor to Multimanager Mid Cap Value Portfolio. Tradewinds is a limited liability company whose sole business is investment management. Tradewinds is a wholly owned subsidiary of NWQ Holdings LLC, which is wholly owned subsidiary of Nuveen Investments, Inc. As of December 31, 2008, Tradewinds had approximately $20.6 billion in assets under management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2008, Thornburg had approximately $33.7 billion in assets under management.

T. Rowe Price Associates, Inc. (“T. Rowe”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. T. Rowe is a wholly owned subsidiary of the T. Rowe Price Group, which is a publicly-traded financial services firm. As of December 31, 2008, T. Rowe and its affiliates had approximately $276.3 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to Multimanager Health Care Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Wells Capital Management Inc. (“Wells Capital Management”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. In particular, two separate investment management teams within Wells Capital Management serve as sub-adviser to two distinct allocated portions of the Multimanager Small Cap Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2008, Wells Capital Management had approximately $252.1 billion in assets under management.

Westfield Capital Management Company LP (“WCM”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. WCM is a subsidiary of Boston Private Financial Holdings, Inc., a publicly traded corporation. WCM employees effectively own 40% of the firm, with the right to purchase a remaining 30% in 2010 and the final 30% in 2014. As of December 31, 2008, WCM had approximately $8.8 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Aggressive Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the allocated portion of the portfolio are made by Catherine Wood. Ms. Wood is a member of AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is Senior Vice President and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time.

Clearbridge Advisors, LLC 620 Eighth Avenue New York, NY 10018 Portfolio Managers Richard Freeman Evan Bauman

Richard Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, is responsible for the day-to-day management of the allocated portion of the portfolio. He is assisted by Evan Bauman.

Mr. Freeman has more than 30 years of securities business experience, 25 years of which has been with ClearBridge or its predecessors. Mr. Bauman, Portfolio Manager and Managing Director of Clearbridge, has been with ClearBridge or its predecessors since 1996. He has more than 10 years of investment industry experience.

	Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202 Portfolio Manager Robert G. Hagstrom, Jr.	Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason Capital Management, Inc.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the allocated portion of the portfolio. Thomas F. Marsico is the Chief Executive Officer and Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and, since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Multimanager Core Bond Portfolio	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022 Portfolio Managers Scott M. Amero Curtis Arledge Matthew Marra Andrew J. Phillips

Scott M. Amero, Matthew Marra and Andrew J. Phillips are primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BFM’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BFM’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Arledge, a Managing Director since 2008, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on non-agency asset-backed and mortgage-backed securities. Prior to rejoining BlackRock in 2008, Mr. Arledge was Global Head of the Fixed Income Division of Wachovia Corporation from 2004 to 2008. From 1988 to 1993, he was a fixed income portfolio manager with BlackRock.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Marra, Managing Director since 2005, is a member of BFM’s Fixed Income Portfolio Management Group. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts and is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Mr. Phillips, Managing Director since 1998, is BFM’s Global Chief Operating Officer for Fixed Income Portfolio Management and a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group and BlackRock Solutions across the fixed income business. Before taking on his current role, Mr. Phillips was co-head of US Fixed Income within the Fixed Income Portfolio Management Group. He was lead sector specialist for mortgages and a senior portfolio manager for all US fixed income total return accounts. Mr. Phillips has been a member of BFM’s fixed income team since 1991.

Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Paul A. McCulley

Paul A. McCulley is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. McCulley is Managing Director, Generalist Portfolio Manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999 and has had portfolio management responsibilities since that time.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Mike Brunell

John Kirby and Mike Brunell are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Mr. Kirby is a Principal of SSgA FM and a Managing Director of State Street Global Advisors. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Mr. Brunell is a Principal of SSgA FM and State Street Global Advisors. He is a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.
Multimanager Health Care Portfolio	Invesco Aim Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Manager Derek Taner Dean Dillard

Derek Taner, Portfolio Manager, has been responsible for the allocated portion of the portfolio since 2005 and has been associated with Invesco Aim Capital Management and/or its affiliates as an investment professional since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

Dean Dillard, Portfolio Manager, has been responsible for the allocated portion of the portfolio since 2009 and has been associated with Invesco Aim and/or its affiliates since 2000.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Michael Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 to October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004, he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Robert L. Deresiewicz Ann C. Gallo Jean M. Hynes, CFA Kirk J. Mayer, CFA

Robert L. Deresiewicz, Ann C. Gallo, Jean M. Hynes and Kirk J. Mayer are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004.

Ms. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception. Ms. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1993.

Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception. Mr. Mayer, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Multimanager International Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the sub-adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio management team are: Sharon Fay, Kevin Simms, Eric Franco and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined AllianceBernstein in 1990 as a research analyst.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Simms was named Co-CIO-International Value Equities in 2003, which he has assumed in addition to his role as Director of Research-Global and International Value equities, a position he has held since 2000. He joined AllianceBernstein in 1992.

Mr. Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — U.S. Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

Eric J. Franco joined the firm as a senior portfolio manager for international and global value equities in 1998 and has held portfolio management responsibilities since that time. Mr. Franco’s efforts focus on the firm’s quantitative and risk-control strategies within value equities.

Mr. D’Auria was named Co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of AllianceBernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991.

JPMorgan Investment Management Inc. 245 Park Avenue New York, NY 10167 Portfolio Management Team

Howard Williams and James Fisher are the members of the portfolio management team primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Williams joined JPMorgan as a portfolio manager in 1994 and has had portfolio management responsibilities since that time. He is currently a Managing Director and the head of JPMorgan’s Global Equities Team.

Mr. Fisher joined JPMorgan in 1985 as a trainee portfolio manager and has had portfolio management responsibilities since that time. He is currently a Managing Director and Portfolio Manager in JPMorgan’s Equities Team.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman, portfolio manager, is primarily responsible for day-to-day management of the allocated portion of the portfolio. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Multimanager Large Cap Core Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx, John Phillips and David Yuen.

Ms. Fedak is an executive vice president of AllianceBernstein and a member of the firm’s Executive Committee. She also is President of Sanford C. Bernstein Mutual Funds and a Director of SCB Inc. Ms. Fedak joined Sanford C. Bernstein & Co., Inc. (a predecessor company of AllianceBernstein) in 1984 as a senior portfolio manager. From 1993 to 2003, she was Chief Investment Officer for US Large-Cap Value Equities.

John Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — US Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also Chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

David Yuen was appointed Director of Research — US Large Cap Value in early 2008. Previously, Mr. Yuen was named Director of Research — Emerging Markets Value in August 2002. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry and has had portfolio management responsibilities since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto, CFA	E. Marc Pinto is primarily responsible for day-to-day management of the allocated portion of the portfolio, which he has managed since December 31, 2001. Mr. Pinto is also portfolio manager of other Janus accounts. Mr. Pinto is an Executive Vice President of Janus and joined Janus in 1994 as an analyst and has acted as portfolio manager of other Janus-advised mutual funds since May 2005.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506 Portfolio Managers William V. Fries, CFA Connor Browne, CFA Ed Maran, CFA

William V. Fries, Connor Browne and Ed Maran are primarily responsible for day-to-day management of the allocated portion of the portfolio.

William V. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995 when he joined the firm.

Connor Browne, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time. In 2006, Mr. Browne became Co-Portfolio Manager and Managing Director.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and was named Managing Director in 2004 and has had portfolio management responsibilities since he joined the firm.

Multimanager Large Cap Growth Portfolio	Goodman &. Co. NY Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9 Portfolio Manager Noah Blackstein	Noah Blackstein is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Blackstein is a Vice President of Goodman and joined Goodman in 1997 as a portfolio manager. Mr. Blackstein has more than 14 years of securities business experience, 11 of which has been with Goodman.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202. Portfolio Manager Robert W. Sharps	An Investment Advisory Committee is responsible for the day-to-day management of the allocated portion of the portfolio. Robert W. Sharps, lead Portfolio Manager, has primary responsibility for the day-to-day management of the allocated portion of the portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1996.

Westfield Capital Management Company LP One Financial Center Boston, MA 02111 Portfolio Management Team

WCM’s Investment Committee is responsible for the day-to-day management of the allocated portion of the portfolio, which consists of Arthur J. Bauernfeind, William A. Muggia, Ethan J. Meyers, Scott R. Emerman and Matthew Strobeck as well as WCM’s other security analysts. Industry sectors are divided among the committee members.

Arthur J. Bauernfeind has been Chairman since 1990. Mr. Bauernfeind covers macroeconomic events for the WCM Allocated Portion.

William A. Muggia has been President, Chief Executive Officer and Chief Investment Officer since 1994. Mr. Muggia covers the Healthcare and Energy sectors for the WCM Allocated Portion and is the lead member of the Investment Committee.

Ethan J. Meyers has been a Partner since 1999. Mr. Meyers is responsible for covering the Financials sector and the consumer services industry of the WCM Allocated Portion.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Scott R. Emerman has been a Partner since 2002. Mr. Emerman is responsible for covering the Consumer Discretionary and Consumer Staples sectors for the WCM Allocated Portion.

Matthew Strobeck has been a Partner since 2003. Mr. Strobeck is responsible for covering the Healthcare sector for the WCM Allocated Portion.

Multimanager Large Cap Value Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx, John Phillips and David Yuen.

Ms. Fedak is an executive vice president of AllianceBernstein and a member of the firm’s Executive Committee. She also is President of Sanford C. Bernstein Mutual Funds and a Director of SCB Inc. Ms. Fedak joined Sanford C. Bernstein & Co., Inc (a predecessor company of AllianceBernstein) in 1984 as a senior portfolio manager. From 1993 to 2003, she was Chief Investment Officer for US Large-Cap Value Equities.

John Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — US Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

David Yuen was appointed Director of Research — US Large Cap Value in early 2008. Previously, Mr. Yuen was named Director of Research — Emerging Markets Value in August 2002. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry and has had portfolio management responsibilities since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Institutional Capital LLC 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Jerrold K. Senser Thomas R. Wenzel

Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Senser serves as chief executive officer and chief investment officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser joined the firm in 1986 and has had portfolio management responsibilities since that time.

Mr. Wenzel serves as executive vice president and director of research of ICAP. Mr. Wenzel is a senior member of the investment committee and serves as a lead portfolio manager for all of ICAP’s investment strategies. Mr. Wenzel joined ICAP in 1993 and has had portfolio management responsibilities since that time.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Chitkara is an Investment Officer and portfolio manager with MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer and portfolio manager with MFS and has been employed in the investment area of MFS since 1992.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Mid Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the allocated portion of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse-Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as Team Leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are the members of the portfolio management team primarily responsible for the day-to-day management of the allocated portion of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin Advisers and its predecessor since 1987.

Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager Stephen Mortimer	Stephen Mortimer is primarily responsible for the day-to-day management of the Wellington Management Allocated Portion of the Portfolio. Mr. Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2001.
Multimanager Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the allocated portion of the portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

	Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067 Portfolio Manager David B. Iben	David B. Iben, CFA is primarily responsible for the day-to-day management of the Tradewinds Allocated Portion. Mr. Iben is Chief Investment Officer and Executive Managing Director of Tradewinds and joined Tradewinds in 2006 as an investment professional. Prior to joining Tradewinds, Mr. Iben was a portfolio manager at NWQ Investment Management Company from 2000 to 2006. He has more than 27 years of investment experience.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy

James N. Mordy is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Multimanager Multi-Sector Bond Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Paul A. McCulley	Paul A. McCulley is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. McCulley is Managing Director, Generalist Portfolio Manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999 and has had portfolio management responsibilities since that time.

	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025 Portfolio Managers Allan Schweitzer	Allan Schweitzer is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Schweitzer, Chief Investment Officer of Post, joined Post in 2000 as a Managing Director and has held his current position since January 2009.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Elya Schwartzman

John Kirby and Elya Schwartzman are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Mr. Kirby is a Principal of SSgA FM and a Managing Director of State Street Global Advisors. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

Mr. Schwartzman is a Principal of SSgA FM and a Vice President of State Street Global Advisors and is a member of the Passive Fixed Income Team. Previously, Mr. Schwartzman spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade markets. He joined SSgA in 1999 and has been working in the Fixed Income field since 1996.

Multimanager Small Cap Growth Portfolio	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Portfolio Managers Bert Boksen, CFA Eric Mintz, CFA

Bert L. Boksen is primarily responsible for the day to day management of the allocated portion of the portfolio. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the allocated portion of the portfolio. Mr Mintz does not have individual discretion over the assets of the allocated portion of the portfolio. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wells Capital Management Inc. 525 Market Street San Francisco, CA 94105 Portfolio Managers Jerome Philpott Stuart Roberts Portfolio Managers Thomas C. Ognar, CFA Bruce C. Olson, CFA

Jerome “Cam” Philpott and Stuart Roberts are primarily responsible for the day-to-day management of one of two allocated portions of the portfolio managed by Wells Capital Management.

Mr. Philpott, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Philpott was a senior portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Growth Equity team.

Mr. Roberts, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management, which he joined in 1990 as founder of the Small Cap Growth Equity Strategy. He has specialized in small-cap growth investments since 1983.

Thomas C. Ognar and Bruce C. Olson are the members of the Wells Capital Management’s Growth Equity Team who are primarily responsible for the day-to-day management of the second of two allocated portions of the Small Cap Growth Portfolio managed by Wells Capital Management.

Mr. Ognar, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and has managed separate and institutional accounts since 2001.

Mr. Olson, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. since 1994 and has managed separate and institutional accounts since January 1998.

Multimanager Small Cap Value Portfolio	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024 Portfolio Management Team

The portion of the portfolio allocated to Franklin (“Franklin Allocated Portion”) is managed by a team of investment professionals. The portfolio managers have responsibility for the day-to-day management of the Franklin Allocated Portion and operate as a team providing research and advice on the purchases and sales of individual securities for the Franklin Allocated Portion. The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CFA, Margaret McGee, Y. Dogan Sahin and Donald G. Taylor, CPA.

Mr. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He has primary responsibility for the investments of the Franklin Allocated Portion. He has final authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Baughman, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He is a portfolio manager for the Franklin Allocation Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Ms. McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. She is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Mr. Sahin is a portfolio manager with Franklin. Mr. Sahin joined Franklin in September 2003 as a research analyst. From 2001 to 2003, Mr. Sahin was a research analyst with Franklin Templeton Investments.

Mr. Taylor, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. He is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

	Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203 Portfolio Manager George A. Henning	George A. Henning, founder and principle owner of PGIMC, is primarily responsible for the day-to-day management of the PGIMC Allocated Portion of the portfolio. Mr. Henning has been a portfolio manager since founding PGIMC 17 years ago. He has more than 25 years of securities business experience.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Landis is a Portfolio Manager for Firsthand and has been an executive of the firm since co-founding it in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager since 2004 and has been associated with RCM as an investment professional since 1984.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill, CFA Nicolas B. Boullet Bruce L. Glazer Anita M. Killian, CFA

John F. Averill, Nicolas B. Boullet, Bruce L. Glazer and Anita M. Killian are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management in 2005, he held various positions at Ingenio, a technology start-up firm in San Francisco from 2000 to 2003.

Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each portfolio pays a contractual fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, the Large Cap Core Equity Portfolio and Large Cap Growth Portfolio each paid a management fee at an annual rate of 0.69% and 0.75%, respectively, of the average daily net assets of the portfolio. The Large Cap Value Portfolio paid a management fee at an annual rate of 0.72%. The Mid Cap Growth Portfolio and Mid Cap Value Portfolio each paid a management fee at an annual rate of 0.80% and 0.80%, respectively, of the average daily net assets of the portfolio. The Small Cap Growth Portfolio and Small Cap Value Portfolio each paid a management fee at an annual rate of 0.85% and 0.85%, respectively, of the average daily net assets of the portfolio. The International Equity Portfolio paid a management fee at an annual rate of 0.82% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each paid a management fee at an annual rate of 0.95% of the average daily net assets of the portfolio. The Core Bond Portfolio paid a management fee at an annual rate of 0.53% of the average daily net assets of the portfolio. The Multi-Sector Bond Portfolio paid a management fee at an annual rate of 0.53% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio paid a management fee at an annual rate of 0.59% of the average daily net assets of the portfolio.

During fiscal year 2008, the Manager agreed to reduce the contractual management for certain Portfolios. The following table shows the contractual rate of the management fees (as a percentage of the portfolio’s average daily net assets) payable by each portfolio.

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager Large Cap Core Equity	0.700%	0.650%	0.625%	0.600%	0.575%
Multimanager Large Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Large Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager International Equity	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%
Multimanager Health Care	0.950%	0.900%	0.875%	0.850%	0.825%
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Small Cap Value	0.850%	0.800%	0.775%	0.750%	0.725%

Portfolio	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

Portfolio	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Multi-Sector Bond	0.550%	0.525%	0.500%	0.480%	0.470%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2008, except that a discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreements with WCM on behalf of the Multimanager Large Cap Growth Portfolio, Goodman on behalf of the Multimanager Large Cap Growth Portfolio, Wellington Management on behalf of the Multimanager Mid Cap Growth Portfolio and PGIMC on behalf of the Multimanager Small Cap Value Portfolio is available in the Trust’s Semi-Annual Report to Shareholders for the period ended June 30, 2008 and a discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreement with Wells Capital Management on behalf of the Multimanager Small Cap Growth Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended June 30, 2007.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

and anti-money laundering program. For administrative services, in addition to the management fee, the portfolios pay AXA Equitable a contractual fee at an annual rate of 0.15% of the portfolios’ total average net assets up to and including $15 billion, 0.125% of the portfolios’ total average net assets over $15 billion up to and including $30 billion, and 0.100% of the portfolios’ total average net assets over $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting through April 30, 2010 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of the Core Bond Portfolio, the Manager has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administration and other fees to limit the expenses of the Core Bond Portfolio so that the net annual operating expenses of the portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, fees and expenses of other investment companies in which the portfolio invests, other extraordinary expenses not incurred in the ordinary course of the portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), do not exceed 0.75%.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years (as of January 1, 2009) of the payment or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

Legal Proceedings Relating to the Sub-advisers

Invesco Aim Capital Management, Inc.

Invesco Aim Capital Management, Inc. (“Invesco Aim Capital Management”) is a subsidiary of Invesco Aim Advisors, Inc. (“Invesco Aim Advisors”, formerly A I M Advisors, Inc.), which is an indirect wholly owned subsidiary of Invesco Ltd. (“Invesco”). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds.

Regulatory Inquiries and Pending Litigation

Civil lawsuits, including regulatory proceedings and purported class action and shareholder derivative suits against certain AIM Funds, INVESCO Funds Group, Inc (IFG) (the former investment advisor to certain AIM Funds), Invesco Aim Advisors, Inc. (Invesco Aim Advisors), Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM Funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM Funds, IFG, Invesco Aim Advisors, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, at www.invescoaim.com.

AllianceBernstein L.P.

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1.	Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants - mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the 1940 Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

*    *    *

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1.	Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. AllianceBernstein responded to the Information Requests and is cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2.	On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the 1940 Act by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Janus Capital Management LLC

In the fall of 2003, the SEC, the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damages demand as it relates to what was categorized as “approved” market timing based on the court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds it advises.

Pacific Investment Management Company LLC (“PIMCO”)

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, trustees, and employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares during specified periods, or as derivative actions. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees and employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences. However, PIMCO and Allianz Global Investors Distributions LLC (“AGID”) believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

RCM Capital Management LLC

Since February, 2004, RCM Capital Management LLC (“RCM”), in its capacity as a sub-adviser to various mutual funds, has been named as a defendant in the four “revenue sharing” lawsuits described above in the section entitled “Pacific Investment Management Company LLC”, which have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The consolidated lawsuits were commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of various mutual funds during specified periods, or as derivative actions. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The revenue sharing action seeks, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the portfolio. However, RCM believes that these matters are not likely to have a material adverse effect on the portfolio or on RCM’s ability to perform its investment advisory services relating to the portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are material.

Wells Capital Management Inc.

Wells Capital Management Inc. (“Wells”) has been joined as a defendant in a class action lawsuit filed against it and Wells Fargo in connection with an alleged violation of the 1940 Act. However, Wells believes it was erroneously joined in this action and it is working with the plaintiff’s counsel to obtain a dismissal. Wells may also from time to time be engaged in legal employment related actions with current and former employees. Based upon reasonable inquiry, Wells is informed and believes that none of its officers, employees or directors has been subject to any legal action relating to their employment with Wells.

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., International Equity Portfolio), the securities of small- and mid-capitalization companies (e.g., Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) or high-yield securities (e.g., Multi-Sector Bond Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s board of trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated

PORTFOLIO SERVICES (cont’d)

telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases of portfolio shares by AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

PORTFOLIO SERVICES (cont’d)

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•

Equity securities (including securities issued by exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios (other than the Core Bond Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

PORTFOLIO SERVICES (cont’d)

Tax Consequences

Each portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, (the “Co-distributors”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% (subject to 0.50% maximum) of each portfolio’s average daily net assets attributable to Class B shares. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)

Covers the U.S. investment-grade fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

Merrill Lynch High Yield Master Cash Pay Only Index

Is an unmanaged index that tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Corporate High Yield Index (formerly Lehman Brothers U.S. Corporate High Yield Index)

An unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch or, if unrated, previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Barclays Capital U.S. Universal Index (formerly Lehman Brothers U.S. Universal Index)

The Barclays Capital U.S. Universal Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

Russell 1000® Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the investable U.S. equity market. The Russell 3000 Index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000® Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 2000® Growth Index

Is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index

Is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

Is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index contains 2,500 of the smallest companies in the Russell 3000 Index.

Russell 2500™ Value Index

Is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index contains 2,500 of the smallest companies in the Russell 3000 Index.

Russell 3000® Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is composed of 3,000 large U.S. securities as determined by total market capitalization. The index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Technology Index

Contains those Russell 1000 Index securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 Index securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Standard & Poor’s 500 Composite Stock Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard & Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P North American Health Care Sector Index

Is an index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

S&P North American Technology Sector Index

Is a modified capitalization-weighted index composed of companies involved in the technology industry.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for each of the portfolios. The financial information in the table below is for the past five (5) years. The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

Multimanager Aggressive Equity Portfolio

	Class A
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$32.11		$28.78	$27.36	$25.23	$22.45

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.04	0.05	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15.09)		3.32	1.42	2.15	2.81

Total from investment operations	(15.01)		3.36	1.47	2.13	2.78

Capital contribution from affiliate(†)	0.06		—	—	—	—

Less distributions:
Dividends from net investment income	(0.13)		(0.03)	(0.05)	—	—

Net asset value, end of year	$17.03		$32.11	$28.78	$27.36	$25.23

Total return	(46.55	)%(f)	11.69%	5.38%	8.44%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$690,098		$2,638,093	$2,332,898	$2,122,576	$2,485,132
Ratio of expenses to average net assets:
After fees paid indirectly	0.77%		0.72%	0.78%	0.73%	0.68%
Before fees paid indirectly	0.79%		0.79%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.31%		0.14%	0.20%	(0.07)%	(0.12)%
Before fees paid indirectly	0.30%		0.07%	0.18%	(0.14)%	(0.24)%
Portfolio turnover rate	98%		87%	90%	96%	111%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Aggressive Equity Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$31.56		$28.33	$26.96	$24.91	$22.22

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.03)	(0.01)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(14.82)		3.26	1.38	2.13	2.77

Total from investment operations	(14.80)		3.23	1.37	2.05	2.69

Capital contribution from affiliate(†)	0.07		—	—	—	—

Less distributions:
Dividends from net investment income	(0.09)		—	—	—	—

Net asset value, end of year	$16.74		$31.56	$28.33	$26.96	$24.91

Total return	(46.68	)%(g)	11.40%	5.08%	8.23%	12.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,805		$244,593	$261,648	$267,802	$258,689
Ratio of expenses to average net assets:
After fees paid indirectly	1.02%		0.97%	1.03%	0.98%	0.93%
Before fees paid indirectly	1.04%		1.04%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.08%		(0.10)%	(0.05)%	(0.32)%	(0.37)%
Before fees paid indirectly	0.06%		(0.18)%	(0.07)%	(0.39)%	(0.49)%
Portfolio turnover rate	98%		87%	90%	96%	111%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Core Bond Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$10.38	$10.21	$10.25	$10.43	$10.42

Income (loss) from investment operations:
Net investment income	0.46	0.47	0.44	0.36	0.24
Net realized and unrealized gain (loss) on investments, securities sold short, futures, options, and foreign currency transactions	(0.19)	0.17	(0.04)	(0.16)	0.18

Total from investment operations	0.27	0.64	0.40	0.20	0.42

Less distributions:
Dividends from net investment income	(0.52)	(0.47)	(0.44)	(0.38)	(0.26)
Distributions from realized gains	(0.27)	—	—	—	(0.15)

Total dividends and distributions	(0.79)	(0.47)	(0.44)	(0.38)	(0.41)

Net asset value, end of year	$9.86	$10.38	$10.21	$10.25	$10.43

Total return	2.55%	6.53%	3.96%	2.00%	4.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,481,594	$2,088,488	$1,911,399	$1,237,241	$944,330
Ratio of expenses to average net assets:
After waivers	0.75%	0.71%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.75%	0.71%	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.76%	0.76%	0.77%	0.78%	0.80%
Ratio of net investment income to average net assets:
After waivers	4.55%	4.62%	4.31%	3.51%	2.38%
After waivers and fees paid indirectly	4.55%	4.62%	4.31%	3.51%	2.38%
Before waivers and fees paid indirectly	4.54%	4.57%	4.24%	3.43%	2.28%
Portfolio turnover rate	431%	475%	366%	654%	767%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.01	$0.01	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Core Bond Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$10.40	$10.20	$10.24	$10.42	$10.41

Income (loss) from investment operations:
Net investment income	0.44	0.44	0.41	0.34	0.22
Net realized and unrealized gain (loss) on investments, securities sold short, futures, options, and foreign currency transactions	(0.20)	0.18	(0.03)	(0.16)	0.18

Total from investment operations	0.24	0.62	0.38	0.18	0.40

Less distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.42)	(0.36)	(0.24)
Distributions from realized gains	(0.27)	—	—	—	(0.15)

Total dividends and distributions	(0.76)	(0.42)	(0.42)	(0.36)	(0.39)

Net asset value, end of year	$9.88	$10.40	$10.20	$10.24	$10.42

Total return	2.30%	6.23%	3.80%	1.74%	3.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$912,195	$829,932	$825,182	$806,356	$781,977
Ratio of expenses to average net assets:
After waivers	1.00%	0.96%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	1.00%	0.96%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.01%	1.01%	1.02%	1.03%	1.05%
Ratio of net investment income to average net assets:
After waivers	4.29%	4.37%	4.04%	3.26%	2.13%
After waivers and fees paid indirectly	4.29%	4.37%	4.04%	3.26%	2.13%
Before waivers and fees paid indirectly	4.28%	4.32%	3.97%	3.18%	2.03%
Portfolio turnover rate	431%	475%	366%	654%	767%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.01	$0.01	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Health Care Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$11.14	$11.03	$10.98	$10.78	$10.22

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.06)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.91)	1.07	0.59	0.81	1.28

Total from investment operations	(2.95)	1.01	0.56	0.76	1.23

Less distributions:
Distributions from net realized gains	(0.11)	(0.90)	(0.51)	(0.56)	(0.67)

Net asset value, end of year	$8.08	$11.14	$11.03	$10.98	$10.78

Total return	(26.69)%	9.17%	5.39%	7.30%	12.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,397	$18,376	$16,808	$15,347	$10,588
Ratio of expenses to average net assets:
After waivers and reimbursements	1.44%	1.43%	1.43%	1.48%	1.60%
After waivers, reimbursements and fees paid indirectly	1.42%	1.42%	1.38%	1.46%	1.56%
Before waivers, reimbursements and fees paid indirectly	1.44%	1.43%	1.43%	1.48%	1.60%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.45)%	(0.49)%	(0.34)%	(0.46)%	(0.59)%
After waivers, reimbursements and fees paid indirectly	(0.43)%	(0.48)%	(0.28)%	(0.44)%	(0.55)%
Before waivers, reimbursements and fees paid indirectly	(0.45)%	(0.49)%	(0.34)%	(0.46)%	(0.59)%
Portfolio turnover rate	120%	105%	145%	109%	127%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$—	$—	$—

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Health Care Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$10.95		$10.88	$10.86	$10.70	$10.17

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.08)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.89)		1.05	0.59	0.79	1.27

Total from investment operations	(2.93)		0.97	0.53	0.72	1.20

Less distributions:
Distributions from net realized gains	(0.11)		(0.90)	(0.51)	(0.56)	(0.67)

Net asset value, end of year	$7.91		$10.95	$10.88	$10.86	$10.70

Total return	(26.97)%		9.04%	5.08%	6.98%	12.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$311,199		$415,882	$381,449	$334,012	$270,570
Ratio of expenses to average net assets:
After waivers and reimbursements	1.69	%(e)	1.68%	1.68%	1.73%	1.85%
After waivers, reimbursements and fees paid indirectly	1.68%		1.67%	1.63%	1.71%	1.81%
Before waivers, reimbursements and fees paid indirectly	1.70%		1.68%	1.68%	1.73%	1.85%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.49)%		(0.74)%	(0.59)%	(0.71)%	(0.84)%
After waivers, reimbursements and fees paid indirectly	(0.47)%		(0.73)%	(0.53)%	(0.69)%	(0.80)%
Before waivers, reimbursements and fees paid indirectly	(0.49)%		(0.74)%	(0.59)%	(0.71)%	(0.84)%
Portfolio turnover rate	120%		105%	145%	109%	127%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—		$—	$—	$—	$—

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager International Equity Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$16.38	$15.58	$13.03	$12.14	$10.60

Income from investment operations:
Net investment income	0.28	0.21	0.11	0.14	0.09
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.90)	1.73	3.20	1.73	1.83

Total from investment operations	(7.62)	1.94	3.31	1.87	1.92

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.11)	(0.21)	(0.12)
Distributions from realized gains	(0.25)	(0.98)	(0.65)	(0.77)	(0.26)

Total dividends and distributions	(0.47)	(1.14)	(0.76)	(0.98)	(0.38)

Net asset value, end of year	$8.29	$16.38	$15.58	$13.03	$12.14

Total return	(47.13)%	12.73%	25.58%	15.74%	18.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,448,943	$2,193,441	$1,356,428	$379,616	$238,906
Ratio of expenses to average net assets:
After fees paid indirectly	1.25%	1.23%	1.27%	1.29%	1.50%
Before fees paid indirectly	1.25%	1.23%	1.28%	1.33%	1.55%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	2.19%	1.27%	0.78%	1.17%	0.78%
Before fees paid indirectly	2.19%	1.27%	0.77%	1.13%	0.73%
Portfolio turnover rate	56%	47%	45%	67%	83%

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$16.35	$15.56	$13.01	$12.12	$10.58

Income from investment operations:
Net investment income	0.26	0.17	0.10	0.11	0.07
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.88)	1.72	3.17	1.72	1.82

Total from investment operations	(7.62)	1.89	3.27	1.83	1.89

Less distributions:
Dividends from net investment income	(0.20)	(0.12)	(0.07)	(0.17)	(0.09)
Distributions from realized gains	(0.25)	(0.98)	(0.65)	(0.77)	(0.26)

Total dividends and distributions	(0.45)	(1.10)	(0.72)	(0.94)	(0.35)

Net asset value, end of year	$8.28	$16.35	$15.56	$13.01	$12.12

Total return	(47.23)%	12.39%	25.30%	15.47%	17.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$467,913	$905,461	$765,683	$449,400	$336,354
Ratio of expenses to average net assets:
After fees paid indirectly	1.49%	1.48%	1.52%	1.54%	1.75%
Before fees paid indirectly	1.49%	1.48%	1.53%	1.58%	1.80%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.99%	1.08%	0.68%	0.92%	0.53%
Before fees paid indirectly	1.99%	1.08%	0.67%	0.88%	0.48%
Portfolio turnover rate	56%	47%	45%	67%	83%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Core Equity Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$11.66	$11.96	$10.79	$10.37	$9.89

Income (loss) from investment operations:
Net investment income	0.08	0.09	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.67)	0.52	1.40	0.67	0.90

Total from investment operations	(4.59)	0.61	1.48	0.73	0.98

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.07)	(0.03)	(0.13)
Distributions from realized gains	(0.02)	(0.83)	(0.24)	(0.28)	(0.37)

Total dividends and distributions	(0.09)	(0.91)	(0.31)	(0.31)	(0.50)

Net asset value, end of year	$6.98	$11.66	$11.96	$10.79	$10.37

Total return	(39.40)%	5.22%	13.84%	7.07%	9.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$764,481	$842,193	$598,068	$309,162	$6,932
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.09%	1.09%	1.08%	1.08%	1.07%
Before waivers, reimbursements and fees paid indirectly	1.10%	1.10%	1.10%	1.15%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.86%	0.74%	0.73%	0.52%	0.79%
After waivers, reimbursements and fees paid indirectly	0.86%	0.74%	0.75%	0.54%	0.82%
Before waivers, reimbursements and fees paid indirectly	0.86%	0.74%	0.72%	0.47%	0.67%
Portfolio turnover rate	50%	51%	49%	39%	52%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.01	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Core Equity Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$11.67	$11.96	$10.79	$10.38	$9.89

Income (loss) from investment operations:
Net investment income	0.06	0.06	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.68)	0.53	1.39	0.66	0.91

Total from investment operations	(4.62)	0.59	1.45	0.69	0.96

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.04)	— #	(0.10)
Distributions from realized gains	(0.02)	(0.83)	(0.24)	(0.28)	(0.37)

Total dividends and distributions	(0.07)	(0.88)	(0.28)	(0.28)	(0.47)

Net asset value, end of year	$6.98	$11.67	$11.96	$10.79	$10.38

Total return	(39.61)%	5.05%	13.56%	6.70%	9.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116,354	$215,406	$208,296	$185,408	$173,875
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.34%	1.34%	1.33%	1.33%	1.32%
Before waivers, reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.40%	1.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.58%	0.49%	0.47%	0.27%	0.54%
After waivers, reimbursements and fees paid indirectly	0.59%	0.50%	0.49%	0.29%	0.57%
Before waivers, reimbursements and fees paid indirectly	0.58%	0.49%	0.47%	0.22%	0.42%
Portfolio turnover rate	50%	51%	49%	39%	52%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.01	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$9.84	$9.96	$10.40	$9.66	$9.03

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.44)	1.13	0.08	0.79	0.64

Total from investment operations	(4.46)	1.12	0.05	0.74	0.63

Less distributions:
Distributions from realized gains	— #	(1.24)	(0.49)	—	—

Net asset value, end of year	$5.38	$9.84	$9.96	$10.40	$9.66

Total return	(45.32)%	11.51%	0.44%	7.66%	6.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,823	$25,968	$21,104	$17,780	$12,166
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.01%	1.04%	1.08%	1.08%	1.05%
Before waivers, reimbursements and fees paid indirectly	1.14%	1.12%	1.12%	1.13%	1.16%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.35)%	(0.12)%	(0.27)%	(0.49)%	(0.23)%
After waivers, reimbursements and fees paid indirectly	(0.25)%	(0.06)%	(0.25)%	(0.47)%	(0.18)%
Before waivers, reimbursements and fees paid indirectly	(0.38)%	(0.14)%	(0.28)%	(0.52)%	(0.29)%
Portfolio turnover rate	162%	77%	48%	42%	53%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$— #	$— #	$— #	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Growth Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)		2006(c)	2005(c)	2004
Net asset value, beginning of year	$9.67	$9.83		$10.30	$9.58	$8.99

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)		(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.35)	1.11		0.07	0.79	0.63

Total from investment operations	(4.39)	1.08		0.02	0.72	0.59

Less distributions:
Distributions from realized gains	— #	(1.24)		(0.49)	—	—

Net asset value, end of year	$5.28	$9.67		$9.83	$10.30	$9.58

Total return	(45.39)%	11.26%		0.15%	7.52%	6.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$203,047	$391,335		$372,653	$362,850	$343,638
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%		1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.26%	1.29	%(e)	1.33%	1.33%	1.30%
Before waivers, reimbursements and fees paid indirectly	1.39%	1.37%		1.37%	1.38%	1.41%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.58)%	(0.37)%		(0.52)%	(0.74)%	(0.48)%
After waivers, reimbursements and fees paid indirectly	(0.49)%	(0.30)%		(0.50)%	(0.72)%	(0.43)%
Before waivers, reimbursements and fees paid indirectly	(0.62)%	(0.39)%		(0.53)%	(0.77)%	(0.54)%
Portfolio turnover rate	162%	77%		48%	42%	53%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$—	#	$— #	$— #	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Value Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$11.79	$12.83	$11.19	$10.99	$10.28

Income (loss) from investment operations:
Net investment income	0.18	0.19	0.14	0.13	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.58)	0.29	2.05	0.68	1.36

Total from investment operations	(4.40)	0.48	2.19	0.81	1.49

Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.12)	(0.09)	(0.14)
Distributions from realized gains	(0.02)	(1.34)	(0.43)	(0.52)	(0.64)

Total dividends and distributions	(0.18)	(1.52)	(0.55)	(0.61)	(0.78)

Net asset value, end of year	$7.21	$11.79	$12.83	$11.19	$10.99

Total return	(37.33)%	3.88%	19.62%	7.37%	14.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,180,738	$1,220,184	$914,471	$309,385	$9,758
Ratio of expenses to average net assets:
After waivers and reimbursements	1.05%	1.07%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.03%	1.01%	1.06%	1.04%	0.96%
Before waivers, reimbursements and fees paid indirectly	1.05%	1.07%	1.10%	1.12%	1.15%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.79%	1.38%	1.12%	1.03%	1.35%
After waivers, reimbursements and fees paid indirectly	1.82%	1.44%	1.16%	1.09%	1.49%
Before waivers, reimbursements and fees paid indirectly	1.79%	1.38%	1.12%	1.01%	1.30%
Portfolio turnover rate	60%	77%	63%	76%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Large Cap Value Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)		2006(c)		2005(c)	2004
Net asset value, beginning of year	$11.79	$12.83		$11.19		$10.99	$10.28

Income (loss) from investment operations:
Net investment income	0.15	0.16		0.11		0.09	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.57)	0.29		2.05		0.69	1.34

Total from investment operations	(4.42)	0.45		2.16		0.78	1.46

Less distributions:
Dividends from net investment income	(0.14)	(0.15)		(0.09)		(0.06)	(0.11)
Distributions from realized gains	(0.02)	(1.34)		(0.43)		(0.52)	(0.64)

Total dividends and distributions	(0.16)	(1.49)		(0.52)		(0.58)	(0.75)

Net asset value, end of year	$7.21	$11.79		$12.83		$11.19	$10.99

Total return	(37.49)%	3.61%		19.32%		7.10%	14.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$439,812	$718,323		$702,312		$526,727	$406,626
Ratio of expenses to average net assets:
After waivers and reimbursements	1.30%	1.32%		1.35%		1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.28%	1.26	%(e)	1.31	%(e)	1.29%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.30%	1.32%		1.35%		1.37%	1.40%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.51%	1.12%		0.85%		0.78%	1.10%
After waivers, reimbursements and fees paid indirectly	1.53%	1.18%		0.89%		0.84%	1.24%
Before waivers, reimbursements and fees paid indirectly	1.51%	1.12%		0.85%		0.76%	1.05%
Portfolio turnover rate	60%	77%		63%		76%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—		$—		$— #	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Mid Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$9.13		$9.04	$9.12	$9.63	$8.75

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.07)	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.90)		1.14	0.96	0.89	1.10

Total from investment operations	(3.94)		1.07	0.89	0.81	1.04

Less distributions:
Distributions from net realized gains	(0.08)		(0.98)	(0.97)	(1.32)	(0.16)

Net asset value, end of year	$5.11		$9.13	$9.04	$9.12	$9.63

Total return	(43.47)%		12.22%	9.83%	8.66%	12.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$151,539		$303,194	$230,585	$223,527	$395,739
Ratio of expenses to average net assets:
After fees paid indirectly	1.21%		1.27%	1.26%	1.30%	1.25%
Before fees paid indirectly	1.31%		1.30%	1.30%	1.35%	1.35%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.50)%		(0.67)%	(0.74)%	(0.84)%	(0.90)%
Before fees paid indirectly	(0.61)%		(0.70)%	(0.78)%	(0.89)%	(1.00)%
Portfolio turnover rate	128%		81%	77%	87%	76%

	Class B
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$8.95		$8.90	$9.01	$9.55	$8.70

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.09)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.83)		1.12	0.95	0.88	1.10

Total from investment operations	(3.88)		1.03	0.86	0.78	1.01

Less distributions:
Distributions from net realized gains	(0.08)		(0.98)	(0.97)	(1.32)	(0.16)

Net asset value, end of year	$4.99		$8.95	$8.90	$9.01	$9.55

Total return	(43.68)%		11.97%	9.62%	8.41%	11.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$288,031		$554,500	$543,139	$498,431	$468,973
Ratio of expenses to average net assets:
After fees paid indirectly	1.46%		1.52%	1.51%	1.55%	1.50%
Before fees paid indirectly	1.56	%(e)	1.55%	1.55%	1.60%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.75)%		(0.93)%	(0.99)%	(1.09)%	(1.15)%
Before fees paid indirectly	(0.86)%		(0.96)%	(1.03)%	(1.14)%	(1.25)%
Portfolio turnover rate	128%		81%	77%	87%	76%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Mid Cap Value Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$9.19	$10.03	$9.74	$11.48	$10.50

Income from investment operations:
Net investment income	0.06	0.02	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.33)	— #	1.41	0.83	1.60

Total from investment operations	(3.27)	0.02	1.44	0.84	1.61

Less distributions:
Dividends from net investment income	(0.05)	—	(0.02)	—	—
Distributions from realized gains	(0.10)	(0.86)	(1.13)	(2.58)	(0.63)

Total dividends and distributions	(0.15)	(0.86)	(1.15)	(2.58)	(0.63)

Net asset value, end of year	$5.77	$9.19	$10.03	$9.74	$11.48

Total return	(35.88)%	0.31%	15.08%	7.61%	15.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$330,996	$535,842	$387,990	$319,455	$842,150
Ratio of expenses to average net assets:
After fees paid indirectly	1.15%	1.28%	1.30%	1.24%	1.29%
Before fees paid indirectly	1.30%	1.29%	1.31%	1.29%	1.35%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.78%	0.17%	0.25%	0.09%	0.08%
Before fees paid indirectly	0.62%	0.17%	0.24%	0.04%	0.02%
Portfolio turnover rate	78%	60%	67%	58%	61%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Mid Cap Value Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)		2005(c)	2004
Net asset value, beginning of year	$9.01	$9.87	$9.61		$11.39	$10.45

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	—	#	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.25)	0.01	1.39		0.82	1.59

Total from investment operations	(3.21)	—	1.39		0.80	1.57

Less distributions:
Dividends from net investment income	(0.04)	—	—		—	—
Distributions from realized gains	(0.10)	(0.86)	(1.13)		(2.58)	(0.63)

Total dividends and distributions	(0.14)	(0.86)	(1.13)		(2.58)	(0.63)

Net asset value, end of year	$5.66	$9.01	$9.87		$9.61	$11.39

Total return	(35.99)%	0.10%	14.75%		7.29%	15.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$320,011	$539,894	$599,824		$510,799	$498,370
Ratio of expenses to average net assets:
After fees paid indirectly	1.39%	1.53%	1.55%		1.49%	1.54%
Before fees paid indirectly	1.55%	1.54%	1.56	%(e)	1.54%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	0.54%	(0.08)%	(0.01)%		(0.16)%	(0.17)%
Before fees paid indirectly	0.38%	(0.09)%	(0.02)%		(0.21)%	(0.23)%
Portfolio turnover rate	78%	60%	67%		58%	61%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Multi-Sector Bond Portfolio (formerly Multimanager High Yield Portfolio)

	Class A
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004(c)
Net asset value, beginning of year	$5.34	$5.61	$5.47	$5.75	$5.63

Income (loss) from investment operations:
Net investment income	0.44	0.45	0.42	0.41	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.72)	(0.27)	0.14	(0.23)	0.09

Total from investment operations	(1.28)	0.18	0.56	0.18	0.51

Less distributions:
Dividends from net investment income	(0.50)	(0.45)	(0.42)	(0.46)	(0.39)

Net asset value, end of year	$3.56	$5.34	$5.61	$5.47	$5.75

Total return	(23.39)%	3.29%	10.21%	3.26%	9.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$682,451	$887,961	$855,156	$770,374	$974,088
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	8.81%	7.78%	7.45%	7.08%	7.20%
Portfolio turnover rate	155%	108%	103%	116%	78%

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004(c)
Net asset value, beginning of year	$5.32	$5.58	$5.44	$5.71	$5.59

Income (loss) from investment operations:
Net investment income	0.42	0.43	0.41	0.39	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.70)	(0.25)	0.13	(0.21)	0.09

Total from investment operations	(1.28)	0.18	0.54	0.18	0.49

Less distributions:
Dividends from net investment income	(0.49)	(0.44)	(0.40)	(0.45)	(0.37)

Net asset value, end of year	$3.55	$5.32	$5.58	$5.44	$5.71

Total return	(23.55)%	3.18%	9.93%	3.13%	8.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$623,307	$1,034,629	$1,101,281	$1,043,950	$1,029,570
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	8.46%	7.53%	7.20%	6.83%	6.95%
Portfolio turnover rate	155%	108%	103%	116%	78%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Growth Portfolio(d)

	Class A
	January 22, 2008* to December 31, 2008(c)
Net asset value, beginning of period	$7.61

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	(2.39)

Total from investment operations	(2.43)

Less distributions:
Distributions from realized gains	(0.03)

Net asset value, end of period	$5.15

Total return(b)	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$367,823
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.30	%(e)
Before fees paid indirectly(a)	1.35	%(e)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	(0.59)%
Before fees paid indirectly(a)	(0.64)%
Portfolio turnover rate	98%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Growth Portfolio(d) (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$8.91	$9.52	$8.76	$8.28	$7.36

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.69)	0.33	0.95	0.70	0.99

Total from investment operations	(3.75)	0.31	0.88	0.63	0.92

Less distributions:
Distributions from realized gains	(0.03)	(0.92)	(0.12)	(0.15)	—

Net asset value, end of year	$5.13	$8.91	$9.52	$8.76	$8.28

Total return	(42.21)%	3.60%	10.26%	7.55%	12.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,749	$392,037	$277,810	$176,610	$93,964
Ratio of expenses to average net assets:
After waivers	1.53%	1.47%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly	1.48%	1.27%	1.30%	1.30%	1.30%
Before waivers and fees paid indirectly	1.53%	1.54%	1.39%	1.37%	1.43%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.90)%	(0.39)%	(0.77)%	(0.85)%	(0.89)%
After waivers and fees paid indirectly	(0.85)%	(0.19)%	(0.77)%	(0.85)%	(0.89)%
Before waivers and fees paid indirectly	(0.90)%	(0.46)%	(0.85)%	(0.92)%	(1.02)%
Portfolio turnover rate	98%	177%	279%	273%	199%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.01	$0.01	$0.01

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Value Portfolio

	Class A
	Year Ended December 31,
	2008(c)	2007(c)		2006		2005(c)	2004
Net asset value, beginning of year	$11.23	$13.70		$13.37		$14.02	$13.29

Income (loss) from investment operations:
Net investment income	0.05	0.10		0.07		0.06	0.07
Net realized and unrealized gain (loss) on investments	(4.28)	(1.42)		2.09		0.61	2.20

Total from investment operations	(4.23)	(1.32)		2.16		0.67	2.27

Less distributions:
Dividends from net investment income	(0.04)	(0.07)		(0.08)		(0.06)	(0.05)
Distributions from realized gains	(0.04)	(1.08)		(1.75)		(1.26)	(1.49)

Total dividends and distributions	(0.08)	(1.15)		(1.83)		(1.32)	(1.54)

Net asset value, end of year	$6.92	$11.23		$13.70		$13.37	$14.02

Total return	(37.75)%	(9.62)%		16.38%		4.94%	17.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$242,715	$628,684		$577,637		$523,308	$281,509
Ratio of expenses to average net assets:
After waivers	1.23%	1.07	%(e)	0.85	%(e)	0.79%	0.80%
After waivers and fees paid indirectly	1.17%	1.06%		0.77	%(e)	0.70%	0.61%
Before waivers and fees paid indirectly	1.23%	1.10%		0.85	%(e)	0.79%	0.80%
Ratio of net investment income to average net assets:
After waivers	0.42%	0.71%		0.40	%(e)	0.37%	0.37%
After waivers and fees paid indirectly	0.47%	0.72%		0.47	%(e)	0.46%	0.56%
Before waivers and fees paid indirectly	0.42%	0.68%		0.40	%(e)	0.37%	0.37%
Portfolio turnover rate	98%	103%		114%		90%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—		$—	$—

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Value Portfolio (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)		2006		2005(c)	2004
Net asset value, beginning of year	$11.24	$13.71		$13.38		$14.02	$13.30

Income (loss) from investment operations:
Net investment income	0.02	0.07		0.03		0.03	0.03
Net realized and unrealized gain (loss) on investments	(4.27)	(1.42)		2.09		0.62	2.19

Total from investment operations	(4.25)	(1.35)		2.12		0.65	2.22

Less distributions:
Dividends from net investment income	(0.02)	(0.04)		(0.04)		(0.03)	(0.01)
Distributions from realized gains	(0.04)	(1.08)		(1.75)		(1.26)	(1.49)

Total dividends and distributions	(0.06)	(1.12)		(1.79)		(1.29)	(1.50)

Net asset value, end of year	$6.93	$11.24		$13.71		$13.38	$14.02

Total return	(37.87)%	(9.84)%		16.07%		4.75%	17.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$506,586	$980,945		$1,326,859		$1,153,566	$1,042,729
Ratio of expenses to average net assets:
After waivers	1.48%	1.32	%(e)	1.10	%(e)	1.04%	1.05%
After waivers and fees paid indirectly	1.42%	1.31	%(e)	1.02	%(e)	0.95%	0.86%
Before waivers and fees paid indirectly	1.48%	1.35	%(e)	1.10	%(e)	1.04%	1.05%
Ratio of net investment income to average net assets:
After waivers	0.17%	0.48%		0.15	%(e)	0.12%	0.12%
After waivers and fees paid indirectly	0.23%	0.50%		0.22	%(e)	0.21%	0.31%
Before waivers and fees paid indirectly	0.17%	0.46%		0.15	%(e)	0.12%	0.12%
Portfolio turnover rate	98%	103%		114%		90%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—		$—	$—

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Technology Portfolio

	Class A
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$13.18		$11.12	$10.34	$9.26	$8.87

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.14)		2.14	0.85	1.16	0.50

Total from investment operations	(6.19)		2.06	0.78	1.08	0.45

Less distributions:
Distributions from realized gains	—		—	—	—	(0.06)

Net asset value, end of year	$6.99		$13.18	$11.12	$10.34	$9.26

Total return	(46.97)%		18.53%	7.54%	11.54%	5.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,124		$36,248	$28,469	$27,263	$25,939
Ratio of expenses to average net assets:
After fees paid indirectly	1.41%		1.41%	1.39%	1.36%	1.50%
Before fees paid indirectly	1.42%		1.42%	1.43%	1.42%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.41)%		(0.62)%	(0.69)%	(0.85)%	(0.70)%
Before fees paid indirectly	(0.42)%		(0.63)%	(0.72)%	(0.91)%	(0.80)%
Portfolio turnover rate	148%		132%	163%	148%	160%

	Class B
	Year Ended December 31,
	2008(c)		2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$12.98		$10.98	$10.23	$9.19	$8.82

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.11)	(0.10)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.05)		2.11	0.85	1.14	0.49

Total from investment operations	(6.12)		2.00	0.75	1.04	0.43

Less distributions:
Distributions from realized gains	—		—	—	—	(0.06)

Net asset value, end of year	$6.86		$12.98	$10.98	$10.23	$9.19

Total return	(47.15)%		18.21%	7.33%	11.20%	5.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$331,894		$656,676	$516,556	$507,474	$486,608
Ratio of expenses to average net assets:
After fees paid indirectly	1.66	%(e)	1.66%	1.64%	1.61%	1.75%
Before fees paid indirectly	1.67	%(e)	1.67%	1.68%	1.67%	1.85%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.73)%		(0.87)%	(0.94)%	(1.10)%	(0.95)%
Before fees paid indirectly	(0.74)%		(0.88)%	(0.97)%	(1.16)%	(1.05)%
Portfolio turnover rate	148%		132%	163%	148%	160%

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on average shares outstanding.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. The information from October 1, 2004 through July 6, 2007 is that of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(e)	Reflects overall fund ratios for investment income and non-class specific expense.
(f)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(g)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

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AXA Premier VIP Trust

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2009 AXA Premier VIP Trust